EXHIBIT 10.4

INSIDER PLEDGE AGREEMENT

THIS INSIDER PLEDGE AGREEMENT (the “Agreement”) dated March 9, 2016 (the “Effective Date”), is made by and between Michael D. Queen, an individual (the “Pledgor”), and SBI Investments LLC 2014-1, a statutory series of Delaware limited liability company (the “Pledgee”).

RECITALS

WHEREAS, contemporaneously with the execution and delivery of this Agreement, Major League Football, Inc., a Delaware corporation (the “Company”), and the Pledgee shall execute that certain Securities Purchase Agreement (the “SPA”) pursuant to which the Company shall issue to the Pledgee a Secured Convertible Promissory Note in the principal amount of Five Hundred Fifty Thousand Dollars (USD$550,000) (the “Note”); and

WHEREAS, the Pledgor is an officer, director, shareholder and/or a control person of the Company; and

WHEREAS, as a condition to entering into the SPA and funding the issuance of the Note, the Pledgee has required that the Pledgor enter into this Agreement in order to, among other things, secure the obligations of the Company under the Note and the SPA on the terms set forth below.

NOW, THEREFORE, in consideration of the mutual promises made herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the Pledgor and the Pledgee agree as follows:

AGREEMENT

1.

Certain Defined Terms.

(a)

The term “Pledged Stock” means two million (2,000,000) fully paid and non-assessable shares of common stock of the Company issued in the name of the Pledgor and represented by certificate number(s) 2353 & 2361 together with all certificates, options, rights, or other distributions issued as an addition to, in substitution or in exchange for, or on account of, any such shares, and all proceeds of all of the foregoing, now or hereafter owned or acquired by the Pledgor.

(b)

The term “Obligations” means any and all obligations of the Company now existing or hereinafter incurred to the Pledgee, whether oral or written and whether arising before, on or after the Effective Date including, without limitation, those obligations of the Company to the Pledgee under this Agreement, the Note, the SPA and any other amounts now or hereafter owed to the Pledgee by the Company thereunder or hereunder, including, without limitation, any promissory notes, debentures, or other instruments evidencing debt subsequently issued by the Company to the Pledgee.

2.

Pledge of Pledged Stock as Collateral for Obligations.

(a)

As security for the prompt satisfaction of the Obligations, the Pledgor hereby pledges to the Pledgee the Pledged Stock and grants the Pledgee a lien thereon and security interest therein.

(b)

If the Pledgor shall become entitled to receive or shall receive, in connection with the Pledged Stock, any:

(i)

Stock certificates, including, but without limitation, any certificates representing a stock dividend or issued in connection with any increase or reduction of capital, reclassification, conversion, merger, consolidation, sale of assets, combination of shares, stock split spin-off or split-off;

(ii)

Options, warrants, or rights, whether as an addition to, or in substitution or in exchange for, any of the Pledged Stock;

(iii)

Dividends or distributions payable in property, including securities issued by other than the issuer of any of the Pledged Stock; or

(iv)

Dividends or distributions of any sort other than cash dividends described in Section 2(d) below;

then the Pledgor shall accept the same as the Pledgee’s agent, in trust for the Pledgee, and shall deliver them forthwith to the Pledgee in the exact form received with, as applicable, the Pledgor’s endorsement when necessary, or appropriate stock powers duly executed in blank, to be held by the Pledgee, subject to the terms hereof, as part of the Pledged Stock.

(c)

Upon the occurrence and during the continuance of any Event of Default (as hereinafter defined), the Pledgee, at its option, may have any part or all of the Pledged Stock registered in its name or that of its nominee, and the Pledgor hereby covenants that, upon the Pledgee’s request, the Pledgor will cause the issuer, transfer agent or registrar of the Pledged Stock to effect such registration.  Immediately and without further notice, upon the occurrence and during the continuance of an Event of Default, whether or not the Pledged Stock shall have been registered in the name of the Pledgee or its nominee, the Pledgee or its nominee shall have the right to exercise all voting rights as to all shares and all other corporate rights and all conversion, exchange, subscription or other rights, privileges or options pertaining thereto as if it were the absolute owner thereof, including, without limitation, the right to exchange any or all of the Pledged Stock upon the merger, consolidation, reorganization; recapitalization, or other readjustment of the issuer thereof, and, in connection therewith, to deliver any of the Pledged Stock to any committee, depository, transfer agent, registrar, or other designated agency upon such terms and conditions as it may determine, all without liability except to account for property actually received by it however (i) the Pledgee shall have no duty to exercise any of the aforesaid rights, privileges, or options and, shall not be responsible for any failure to do so or delay in so doing and (ii) the Pledgee may by written accordance with any terms or notice to the Pledgor waive or relinquish, either partially or completely in conditions the Pledgee may set forth in such notice, any or all voting rights the Pledgee may acquire pursuant to this Section 2(c).

(d)

Unless an Event of Default shall have occurred and be continuing, the Pledgor shall be entitled to receive for his own use cash dividends on the Pledged Stock paid out of current earnings or surplus.  Upon the occurrence of an Event of Default, the Pledgee may require any such cash dividends to be delivered to the Pledgee as additional security hereunder.

(e)

If any of the Obligations are not paid or otherwise satisfied in full when due (such event being referred to herein as an “Event of Default”), the Pledgee may, without demand of performance or other demand, advertisement, or notice of any kind or upon the Pledgor or any other person (all of which are, to the extent permitted by law; hereby expressly waived), forthwith realize upon the Pledged Stock or any part thereof, and may forthwith permanently transfer said Pledged Stock into the Pledgee’s name and ownership or the Pledgee may, at the Pledgee’s sole discretion and option, sell or otherwise dispose of the Pledged Stock or any part thereof or interest therein, or agree to do so, in one or more parcels at public or private sale or sales, at any exchange, broker’s board or at any of the Pledgee’s offices or elsewhere, at such prices and on such terms (including, without limitation, a requirement that any purchaser of all or any part of the Pledged Stock purchase the shares constituting the Pledged Stock for investment and without any intention to make distribution thereof) as it may deem best, for cash or on credit, or for future delivery without assumption of any credit risk, with the right to the Pledgee or any purchaser to purchase upon any such sale the whole or any part of the Pledged Stock free of any right or equity of redemption in the Pledgor, which right or equity is hereby expressly waived and released.  The Pledgor does hereby and herewith agree that upon an Event of Default, the Pledgee at its option may acquire full, unencumbered title to said Pledged Stock.  Resultant of the foregoing and by acknowledgement, contract and agreement, the Pledgor contracts and agrees that he shall not now or in the future claim that the shares of Pledged Stock are worth more than the loan amounts under the Note, the SPA and any contemplated future financings with the Pledgee or make any claim against the Pledgee for usury, et cetera if an Event of Default occurs if the Company fails or refuses to pay any and all amounts due to the Pledgee.

(f)

Except as may otherwise be expressly required by applicable laws, the Pledgee need not give more than three (3) days’ notice of the time and place of any public sale or of the time after which a private sale may take place, which notice the Pledgor hereby deems reasonable; provided, however, that the Pledgee at any time, without notice to the Pledgor, may sell any shares of Pledged Stock for which a market exists at the market price for such shares.

3.

Pledgor Representations.  The Pledgor represents and warrants that:

(a)

He has, and has duly exercised, all requisite power and authority to enter into this Agreement, to pledge the Pledged Stock for the purposes described in Section 2(a), and to carry out the transactions contemplated by this Agreement;

(b)

He is the legal and beneficial owner of all the Pledged Stock;

(c)

All of the shares of the Pledged Stock have been duly and validly issued, are fully paid and nonassessable;

(d)

All of the shares of Pledged Stock are owned by the Pledgor free of any pledge, mortgage, hypothecation, lien, charge, encumbrance, or security interest in such shares or the proceeds thereof except such as are granted hereunder;

(e)

The execution and delivery of this Agreement, and the performance of its terms, will not constitute a default under the terms of any agreement, indenture or other instrument, license, judgment, decree, order, law, statute, ordinance, or other governmental rule or regulation applicable to the Pledgor or any of his property; and

(f)

Upon delivery of the Pledged Stock to the Pledgee or its agent, this Agreement shall create a valid first lien upon, and perfected security interest in, the Pledged Stock and the proceeds thereof, subject to no prior security interest, lien, charge, encumbrance, or agreement purporting to grant to any third party a security interest in the property or assets of the Pledgor which would include the Pledged Stock.

4.

Pledgor Covenants.

(a)

The Pledgor hereby covenants that until all of the Obligations have been satisfied in full, he will not sell, convey, or otherwise dispose of any of the Pledged Stock or any interest therein or create, incur, or permit to exist any pledge, mortgage, lien, charge, encumbrance, or any security interest whatsoever in, or with respect to, any of the Pledged Stock or the proceeds thereof, other than that created hereby.

(b)

Pledgor warrants and will, at his own expense, defend the Pledgee’s right, title, special property, and security interest in and to the Pledged Stock against the claims of any person, firm, corporation, or other entity.

5.

Disposition of Pledged Stock.

(a)

In connection with any disposition of the Pledged Stock by the Pledgee pursuant to the terms hereof, the Pledgor recognizes that the Pledgee may be compelled or deem it best to resort to one or more private sales to the Pledgor or a restricted group of purchasers who will be obligated to agree, among other things, to acquire the Pledged Stock for their own account, for investment and not with a view to the distribution of resale thereof.  The Pledgor acknowledges that any such private sales may be at prices and on terms less favorable to the Pledgee than those of public sales, and agrees that such private sales shall be deemed to have been made in a commercially reasonable manner and that the Pledgee has no obligation to delay sale of any Pledged Stock to permit the issuer thereof to register it for public sale under the Securities Act of 1933, as amended (the “Securities Act”).

(b)

In connection with any disposition of the Pledged Stock by the Pledgee following an Event of Default, the Pledgor shall use his best efforts to cause any issuer, transfer agent, and/or registrar of the Pledged Stock to take all such actions and execute all such documents as may be necessary or appropriate, upon the request of the Pledgee, to (i) remove any restrictive legends placed on the Pledged Stock that are not legally required for such Pledged Stock held by the Pledgee; (ii) effect any sale or sales of Pledged Stock in accordance with Rule 144 under the Securities Act (if such rule is applicable); and (iii) effect any sale or other disposition of the Pledged Stock in any otherwise permitted public or private sale or other disposition.

6.

Required Notifications.  The Pledgor shall promptly deliver to the Pledgee all written notices and will promptly give the Pledgee written notice of any other notices received by him with respect to the Pledged Stock, and the Pledgee will promptly give like notice to the Pledgor of any such notices received by it or its nominee. Until the full repayment of the Obligations, the Pledgor shall immediately notify the Pledgee of any “Event of Default” under the Note or the SPA or the Warrants issued thereunder.

7.

Perfection and Additional Documents.

(a)

The certificate(s) representing the Pledged Stock shall be delivered to and held by the Pledgee in order to perfect the pledge of the Pledged Stock.  The Pledgor shall perform any and all steps reasonably requested by the Pledgee to perfect and maintain the Pledgee’s security interests in and liens on and against the Pledged Stock granted or purported to be granted hereby or to enable the Pledgee to exercise its rights and remedies hereunder with respect to the Pledged Stock. The Pledgor shall at any time, and from time to time, upon the written request of the Pledgee, execute and deliver such further documents and do such further acts and things as the Pledgee may reasonably request to effect the purposes of this Agreement, including, without limitation, delivering to the Pledgee irrevocable proxies with respect to the Pledged Stock in form satisfactory to the Pledgee.  Until receipt thereof, from and after an Event of Default, this Agreement shall constitute the Pledgor’s proxy to the Pledgee or its nominee to vote all shares of Pledged Stock then registered in the Pledgor’s name at any and all such times as the Pledgee has the right to vote such shares pursuant to the terms of this Agreement.  Such power of attorney granted hereby is coupled with an interest and is irrevocable.  Notwithstanding the foregoing, the Pledgor shall be permitted to vote the Pledged Stock except during the occurrence of an Event of Default.

(b)

To the extent permitted by applicable law, the Pledgor hereby authorizes the Pledgee to file one or more financing or continuation statements and amendments thereto, disclosing the security interest granted to the Pledgee under this Agreement without the Pledgor’s signature appearing thereon.  The Pledgor agrees that a carbon, photographic, photostatic, or other reproduction of this Agreement or of a financing statement is sufficient as a financing statement.

(c)

The Pledgor shall pay the costs of, or incidental to, the Uniform Commercial Code of the State of New York or any other applicable State, tax lien and judgment searches and all recordings or filings of all financing statements, including, without limitation, any filing expenses incurred by the Pledgee pursuant to this Agreement.

(d)

The Pledgor expressly waives: (i) notice of acceptance of this Agreement; (ii) presentment and demand for payment of any of the Obligations; (iii) to the extent not prohibited by law, all rights of redemption, stay, appraisal, or rights which would deny the Pledgee a deficiency judgment which the Pledgor now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted; (iv) except as expressly provided herein or by law, all other notices to which the Pledgor might otherwise be entitled; (v) any defense as to invalidity or unenforceability of any Obligations; and (vi) any other legal (except for indefeasible payment in full of the Obligations) or equitable defenses whatsoever to which the Pledgor might otherwise be entitled.

8.

Termination of Agreement. Upon the satisfaction in full of all Obligations in cash as well as all additional costs and expenses of the Pledgee as provided herein, this Agreement shall terminate, and the Pledgee shall deliver to the Pledgor, at the Pledgor’s expense, such of the Pledged Stock certificate(s) as shall not have been sold or otherwise disposed of pursuant to this Agreement and the security interest created hereby shall automatically terminate with respect to such certificate, and the Pledgee, at the request of the Pledgor, will execute and deliver to the Pledgor a proper instrument or instruments acknowledging the satisfaction and termination of such security interest (including, without limitation, UCC termination statements and instruments of satisfaction, discharge and/or reconveyance) and will duly assign, transfer and deliver such to the Pledgor. Except as specifically provided herein, this Agreement shall create a continuing security interest in the Pledged Stock and shall (i) remain in full force and effect until the payment or satisfaction in full in cash of the Obligations, (ii) be binding upon the Pledgor and his respective successors and assigns; and (iii) inure, together with the rights and remedies of the Pledgee hereunder, to the benefit of the Pledgee and her heirs and personal representatives.  The Pledgor’s successors and assigns shall include, without limitation, a trustee, heir, or personal representative.

9.

Custody by Pledgee. Beyond the exercise of reasonable care to assure the safe custody of the Pledged Stock while held hereunder, the Pledgee shall have no duty or liability to preserve rights pertaining thereto and shall be relieved of all responsibility for the Pledged Stock upon surrendering it or tendering surrender of it to the Pledgor.

10.

Waivers and Amendment.  No course of dealing between the Pledgor and the Pledgee, nor any failure to exercise, nor any delay in exercising, any right, power or privilege of the Pledgee hereunder or under the Note shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or thereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege.  None of the terms and conditions of this Agreement may be changed, waived, modified or varied in any manner whatsoever unless in writing duly signed by the Pledgor and the Pledgee.

11.

Cumulative Rights of Pledgee. Each and every right, power and remedy of the Pledgee provided for in this Agreement, the Note and the SPA, or now or hereafter existing at law or in equity or by statute, shall be cumulative and concurrent and shall be in addition to every other such right, power or remedy.  The exercise or beginning of the exercise by the Pledgee of any one or more of the rights, powers or remedies provided for in this Agreement, Note or the SPA, or now or hereafter existing at law or in equity or by statute or otherwise, shall not preclude the simultaneous or later exercise by the Pledgee of all such other rights, powers or remedies, and no failure or delay on the part of the Pledgee to exercise any such right, power or remedy shall operate as a waiver thereof.  In addition to all other rights, the Pledgee shall be entitled to recover from the Pledgor any and all expenses, including reasonable attorneys’ fees, incurred by the Pledgee as a result of the Pledgor’s default under this Agreement, including all expenses associated with the exercise of the Pledgee’s remedies hereunder, including but not limited to the sale of the Pledged Stock; provided, however, that if the proceeds from the sale of the Pledged Stock is sufficient to satisfy the Obligations and all expenses associated with the sale of the Pledged Stock, the Pledgor shall not be responsible for such expenses associated with the sale.

12.

Severability. The provisions of this Agreement are severable, and if any clause or provision shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision or part thereof in such jurisdiction and shall not in any manner affect such clause or provision in any other jurisdiction or any other clause or provision in this Agreement in any jurisdiction.

13.

Attorney-in Fact. By the execution of this Agreement, the Pledgor hereby irrevocably constitutes and appoints the Pledgee as true and lawful attorney-in-fact and agent of the Pledgee, with full power and authority to act in his name, place and stead to undertake all reasonable and necessary acts to assign and transfer unto the Pledgee or any other person or persons the Pledged Stock.  The power of attorney herein granted is coupled with an interest, is irrevocable, and shall continue until the Obligations have been paid and performed in full.  Notwithstanding the foregoing, the power of attorney described herein shall not be utilized unless the Obligations have not been paid when due.

14.

Notices. Unless otherwise provided, any notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given as hereinafter described

(i) if given by personal delivery, then such notice shall be deemed given upon such delivery, and (ii) if given by an internationally recognized overnight air courier, then such notice shall be deemed given one business day after delivery to such carrier. All notices shall be addressed to the party to be notified at the address as follows, or at such other address as such party may designate by ten (10) days’ advance written notice to the other party:

If to the Pledgor:

Michael D. Queen

6230 University Parkway

Suite 301

Sarasota, Florida 34240

If to the Pledgee:

SBI Investments LLC, 2014-1

369 Lexington Avenue, 2nd Floor

New York, NY 10017

Attention: Peter Wisniewski

With a copy to (that shall not constitute notice):

K&L Gates, LLP

200 S. Biscayne Boulevard

Suite 3900

Miami, FL 33131

Attention: John D. Owens III, Esq.

15.

Jurisdiction; Venue.  This Agreement shall be deemed to be a contract made under the laws of the State of New York, and for all purposes shall be construed in accordance with the internal laws and decisions of said state, without regard to principles of conflicts of law.  Each of the parties consents to the exclusive jurisdiction of the state courts sitting in, or of the U.S. District Court sitting in, New York City, New York, in connection with any dispute arising under this Agreement and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on forum non conveniens to the bringing of any such proceeding in such jurisdictions.

16.

Miscellaneous.  This Agreement shall be binding upon the parties hereto and their respective successors and assigns and shall inure to the benefit of and be enforceable by each of the parties hereto and its successors and assigns. The headings in this Agreement are for purposes of reference only and shall not limit or define the meaning hereof.  This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which shall constitute one instrument.  The language used in this Agreement shall be deemed to be the language approved by parties to this Agreement to express their mutual intent, and no rule of strict construction shall be applied against any party.

17.

Injunctive Relief.  The Pledgor recognizes that in the event the Pledgor fails to perform, observe or discharge any of his obligations or liabilities under this Agreement, any remedy of law may prove to be inadequate relief to the Pledgee; therefore, the Pledgor agrees that the

Pledgee shall be entitled to temporary and permanent injunctive relief in any such case without the necessity of proving actual damages.

18.

WAIVER OF TRIAL BY JURY.  THE PLEDGOR AND THE PLEDGEE WAIVE THE RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDINGS WHEREIN THE PLEDGOR AND THE PLEDGEE ARE PARTIES BASED UPON, OR RELATED TO, THE SUBJECT MATTER OF THIS AGREEMENT. THIS WAIVER IS KNOWINGLY, INTENTIONALLY, AND VOLUNTARILY MADE BY THE PLEDGOR AND THE PLEDGEE, AND THEY ACKNOWLEDGE THAT NEITHER OF THEM NOR ANY PERSON ACTING ON THEIR BEHALF HAS MADE ANY REPRESENTATIONS OF FACT TO INDUCE THIS WAIVER OF TRIAL BY JURY OR IN ANY WAY TO MODIFY OR NULLIFY ITS EFFECT.  THE PLEDGOR AND THE PLEDGEE FURTHER ACKNOWLEDGE THAT THEY HAVE BEEN REPRESENTED (OR HAVE HAD THE OPPORTUNITY TO BE REPRESENTED) IN THE SIGNING OF THIS AGREEMENT AND IN THE MAKING OF THIS WAIVER BY INDEPENDENT LEGAL COUNSEL, SELECTED OF THEIR OWN FREE WILL, AND THAT THEY HAD THE OPPORTUNITY TO DISCUSS THIS WAIVER WITH COUNSEL.

** Remainder of Page Intentionally Left Blank **

IN WITNESS WHEREOF, the parties hereto have duly executed this Insider Pledge Agreement on the Effective Date.

THE PLEDGOR:

/s/ Michael D. Queen

Name: Michael D. Queen

THE PLEDGEE:

SBI INVESTMENTS LLC, 2014-1

By:  /s/Peter Wisniewski

Name: Peter Wisniewski

Title: Manager